SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1997





                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

    FLORIDA                     1-4604                        65-0341002
(State or other              (Commission                  (I.R.S. Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)

                   3000 TAFT STREET, HOLLYWOOD, FLORIDA 33021
                         (Address of principal offices)




        Registrant's telephone number, including area code: 954/987-6101


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On October 30, 1997, the Company entered into a strategic alliance with Lufthansa Technik AG, the technical services subsidiary of Lufthansa German Airlines ("Lufthansa"), whereby Lufthansa invested approximately $26 million in HEICO Aerospace Holdings Corporation, a subsidiary of the Company ("HEICO Aerospace"), including $10 million paid at closing and approximately $16 million to be paid to HEICO Aerospace over three years pursuant to a research and development cooperation agreement which will partially fund accelerated development of additional FAA-approved replacement parts for jet engines. In addition, Lufthansa and HEICO Aerospace have agreed to cooperate regarding technical services and marketing support for jet engine parts on a worldwide basis. Lufthansa received a 20% minority interest in HEICO Aerospace.

        Lufthansa is the world's largest independent provider of engineering and maintenance services for aircraft and aircraft engines supporting over 200 airlines, governments and other customers on a worldwide basis.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Not applicable

        (b)     Pro forma financial information.
                The following unaudited pro forma consolidated condensed financial information filed by the Company with the Commission pursuant to the Exchange Act as contained in the Registration Statement on Form S-3 dated November 7, 1997 is hereby incorporated by reference in this Form 8-K:

                Introductory note to unaudited pro forma consolidated condensed financial statements.

                Unaudited pro forma consolidated condensed balance sheet as of July 31, 1997.

                Unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 1997.

                Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1996.

                Notes to the unaudited pro forma consolidated condensed financial statements.




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        (c)     Exhibits

                2.1 Stock Purchase Agreement, dated October 30, 1997, by and among HEICO Corporation, HEICO Aerospace Holdings Corp. and Lufthansa Technik AG is incorporated by reference to
                        Exhibit 10.32 to the Company's Registration Statement on Form S-3 filed on November 7, 1997.

                2.2 Shareholders Agreement, dated October 30, 1997, by and between HEICO Aerospace Holdings Corp., HEICO Aerospace Corporation and all of the shareholders of HEICO Aerospace Holdings Corp. and Lufthansa Technik AG is incorporated by reference to Exhibit 10.33 to the Company's Registration Statement on Form S-3 filed on November 7, 1997.

                99.1    Press Release of HEICO Corporation, dated October 31,
                        1997.













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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   HEICO CORPORATION

Date:  November 14, 1997                           BY: /s/ THOMAS S. IRWIN
                                                      -------------------------
                                                      Thomas S. Irwin
                                                      Executive Vice President
                                                      Chief Financial Officer




















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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

99.1           Press Release of HEICO Corporation, dated October 31, 1997.